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                                                                    EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS
       ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    I, Frank P. Elsenbast, Acting Chief Financial Officer of ValueVision Media, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

    1. The Annual Report on Form 10-K of the Company for the annual period ended February 4, 2006 (the "Report") fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/ FRANK P. ELSENBAST
                              -------------------------------------------------
                                            Frank P. Elsenbast
                               Vice President Finance, Chief Financial Officer
                                       (Principal Financial Officer)


April 19, 2006